Discontinued Operations and Divestitures	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations and Divestitures

4. Discontinued Operations and Divestitures

On December 7, 2015, we announced the completion of the sale of Kysor Panel Systems, a manufacturer of wood frame and high-density rail panel systems for walk-in freezers and coolers for the retail and convenience-store markets, to an affiliate of D Cubed Group LLC. The sale price for the transaction was approximately $85 million, with cash proceeds received of approximately $78 million. In December 2015, the proceeds from the sale were used to reduce outstanding debt under MTW’s then-outstanding credit facility. This divestiture does not qualify for discontinued operations; therefore the results of the business are included in the operating results from continuing operations.

During the fourth quarter of 2012, MTW decided to divest our warewashing equipment business, which operated under the brand name Jackson, and classified this business as discontinued operations in the Company’s financial statements. On January 28, 2013, we sold the Jackson warewashing equipment business to Hoshizaki USA Holdings, Inc. for approximately $39.2 million and a post-closing working capital adjustment of approximately $0.7 million. The transaction resulted in a $2.7 million loss on sale, which included $4.4 million of income tax expense. The results of these operations have been classified as discontinued operations.

The following selected financial data of the Jackson business for the years ended December 31, 2015, 2014, and 2013, is presented for informational purposes only and does not necessarily reflect what the results of operations would have been had the business operated as a stand-alone entity. There was no general corporate expense or interest expense allocated to discontinued operations for this business during the periods presented.

(in millions)	2015	2014	2013
Net sales	$—	$—	$2.5

Pretax earnings from discontinued operation	—	—	0.1
Benefit for taxes on earnings	—	—	(0.4)

Net earnings from discontinued operation	$—	$—	$0.5

The following selected financial data of various businesses disposed of prior to 2012, primarily consisting of administrative costs, for the years ended December 31, 2015, 2014, and 2013, is presented for informational purposes only and does not necessarily reflect what the results of operations would have been had the businesses operated as stand-alone entities. There was no general corporate expense or interest expense allocated to discontinued operations for these businesses during the periods presented.

(in millions)	2015	2014	2013
Net sales	$—	$—	$—

Pretax earnings (loss) from discontinued operations	$0.2	$(0.7)	$(1.6)
Provision (benefit) for taxes on earnings	0.1	(0.3)	(0.6)

Net earnings (loss) from discontinued operations	$0.1	$(0.4)	$(1.0)

During the third quarter of 2014, we settled a pension obligation related to a previously disposed entity, which resulted in a $1.1 million loss on sale of discontinued operations, net of income tax benefit of $0.6 million, during the period.